SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 5, 2013

MET-PRO CORPORATION
(Exact name of registrant as specified in its charter)

Pennsylvania	001-07763	23-1683282
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

160 Cassell Road, P.O. Box 144
Harleysville, Pennsylvania	19438
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (215) 723-6751
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders

An annual meeting of the Company’s shareholders was held on June 5, 2013. At that meeting four proposals were submitted to a vote of the Company’s shareholders. Proposal 1 was to elect two (2) Directors (with Raymond J. De Hont and Michael J. Morris being the nominees) to serve until the 2016 annual meeting of shareholders. Proposal 2 was to approve, on an advisory basis, the fiscal year 2013 compensation of the Company’s named executive officers. Proposal 3 was to ratify the selection of Marcum LLP as independent registered public accountants to the Company to serve for the fiscal year ending January 31, 2014. Proposal 4 was to consider a shareholder proposal for majority voting in uncontested director elections.

At the close of business on the record date for the meeting (which was April 12, 2013), there were 14,696,855 Common Shares issued and outstanding and entitled to be voted at the meeting. Holders of 13,302,909 Common Shares (representing a like number of votes) were present at the meeting, either in person or by proxy, constituting 90.5% of the issued and outstanding Common Shares and a quorum for the transaction of business.

The following table sets forth the results of the voting on each of the proposals:

		Number of Votes
Proposals		For	Withheld	Broker Non Vote
Proposal 1	Election of Directors:
	Raymond J. De Hont	8,043,925	1,881,744	3,377,240
	Michael J. Morris	8,029,286	1,896,384	3,377,240

		Number of Votes
Proposals		For	Against	Abstain	Broker Non Vote
Proposal 2	Approval of Named Executive Officer Compensation	8,941,386	550,849	433,432	3,377,242
Proposal 3	Selection of Marcum LLP as Independent Registered Public Accountants	13,131,515	128,215	43,179	0
Proposal 4	Shareholder proposal for majority voting in uncontested director elections	6,966,542	2,796,389	153,394	3,386,585

Accordingly, all of the proposals were approved by the shareholders.

Item 7.01.	Regulation FD Disclosure.

On June 5, 2013, at the 2013 Annual Meeting of Shareholders, the Company delivered a presentation to its shareholders.   A copy of the presentation is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Exhibit 99.1 hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under that Section, nor incorporated by reference to any filings under the Securities Act of 1933, as amended.

Item 8.01.	Other Events.

On June 5, 2013, the Company’s Board of Directors declared a quarterly dividend.   A copy of the press release is being furnished as Exhibit 99.2 to this Current Report on Form 8-K.

Exhibit 99.2 hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under that Section, nor incorporated by reference to any filings under the Securities Act of 1933, as amended.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

99.1	Presentation to Shareholders at Annual Meeting of Shareholders on June 5, 2013.
99.2	Press release issued by Met-Pro Corporation on June 5, 2013 to declare its quarterly dividend.

The information in this Form 8-K shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 except as shall be expressly set forth by specific reference in such filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: June 5, 2013	MET-PRO CORPORATION

By: /s/ Neal E. Murphy
Neal E. Murphy
Vice President - Finance and Chief Financial Officer
(Duly Authorized Officer and Principal Financial Officer)